SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549




                             FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT            DECEMBER 23, 1997
(DATE OF EARLIEST EVENT REPORTED)          DECEMBER 22, 1997



                      CHESAPEAKE ENERGY CORPORATION
          (Exact name of Registrant as specified in its Charter)



     OKLAHOMA                  1-13726               73-1395733
(State or other jurisdiction  (Commission   (IRS Employer Identification No.)
of incorporation)             File Number)



          6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA     73118
                 (Address of principal executive offices)        (Zip Code)

                         (405) 848-8000
       (Registrant's telephone number, including area code)

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                INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS

     On December 22, 1997, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing the declaration of a quarterly cash dividend on the company's $.01 par value common stock. The December 22, 1997 press release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.   The following exhibit is filed herewith:

          99   Press Release issued by the Registrant on December 22, 1997.
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                                  SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              CHESAPEAKE ENERGY CORPORATION

                              BY:    AUBREY K. MCCLENDON
                                     Aubrey K. McClendon,
                                   Chairman of the Board and
                                    Chief Executive Officer

Dated: December 22, 1997

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__________________________EXHIBIT INDEX______________________________

EXHIBIT   DESCRIPTION                  METHOD OF FILING
99 Press Release issued by the Filed herewith electronically Registrant on December 22,
          1997

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